TIAA-CREF INSTITUTIONAL MUTUAL FUNDS

SUPPLEMENT NO. 3

dated July 23, 2008

to the February 1, 2008 Statement of Additional Information (SAI)

CLOSING OF CERTAIN FUNDS TO NEW INVESTORS

Previous supplements to the Prospectuses and SAI of the TIAA-CREF Institutional Mutual Funds (the “Funds”) dated May 23, 2008, announced the closing of the following five series of the Funds to new investors effective as of the close of business on July 31, 2008:

  Mid-Cap Blend Index Fund;

  Mid-Cap Growth Index Fund;

  Mid-Cap Value Index Fund;

  Small-Cap Growth Index Fund; and

  Small-Cap Value Index Fund.

These previous supplements made exceptions to the closings for retirement and education savings plan participants whose plan already includes a share class of one or more of these five Funds as a plan option and separate account contractowners. At this time, we would like to clarify that these closings will also not apply to participants holding a TIAA-CREF Investment Solutions Individual Retirement Account (IRA) that provides access to TIAA-CREF’s annuities and family of funds, except that participants who do not currently own a closed Fund in their IRA through any self-directed brokerage option will not be able to subsequently purchase that Fund through such an option.

Besides the exceptions noted above, any investor who has not previously established an account in a particular share class of these five Funds will not be able to open new accounts for that share class in such Funds after July 31, 2008.

A11637 (7/08)